SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                       Date of Report: December 15, 2000

                         FNANB CREDIT CARD MASTER TRUST

             (Exact name of registrant as specified in its charter)


   United States               333-32591                   58-1897792
   -------------               ---------                   ----------
  (State or other             (Commission                 (IRS Employer
   jurisdiction                File No.)               Identification No.)
  of incorporation)

              225 Chastain Meadows Court, Kennesaw, Georgia 30144
              --------------------------------------------- ------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: 770-423-7900


Item 5          Other Events.
                -------------

                The registrant distributed the Certificateholders Statement for the month of November 2000 to the Series 1997-2 Certificateholders on December 15, 2000.

                The registrant distributed the Certificateholders Statement for the month of November 2000 to the Series 1998-1 Certificateholders on December 15, 2000.

Item 7(c).           Exhibits.
                     ---------

                    The  following  is filed as an exhibit to this report under
                    Exhibit 28:

            99.1 Series 1997-2 Certificateholders Statement for the month of November 2000.

            99.2 Series 1998-1 Certificateholders Statement for the month of November 2000.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FNANB CREDIT CARD
                              MASTER TRUST


                              By:       FIRST NORTH AMERICAN
                                        NATIONAL BANK, as
                                        Transferor and Servicer



                              By:       ---------------------------------------
                                        Michael T. Chalifoux
                                        Chairman of the Board





Date:      December 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS
                                       TO
                                    FORM 8-K

                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



Exhibit
Number     Exhibit


99.1       Series 1997-2 Certificateholders  Statement for the month of
           November 2000.


99.2       Series 1998-1 Certificateholders  Statement for the month of
           November 2000.